Quarterly Holdings Report
for

Fidelity® Series International Credit Fund

March 31, 2021

SUN-QTLY-0521
1.9882624.103

Schedule of Investments March 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 56.3%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 4% 2/12/26 (b)(c)		$664,050	$538,213
Australia - 0.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	178,429
QBE Insurance Group Ltd. 6.75% 12/2/44 (Reg. S) (d)		570,000	634,125

TOTAL AUSTRALIA			812,554

Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	1,150,000	1,815,906
Cayman Islands - 0.8%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	190,284
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	600,000	814,794

TOTAL CAYMAN ISLANDS			1,005,078

Denmark - 5.9%
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	450,000	537,803
1% 5/15/31 (Reg. S) (d)	EUR	600,000	700,796
2.25% 1/14/28 (Reg. S) (d)	GBP	705,000	993,503
5% 1/12/22 (c)		1,000,000	1,033,540
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (d)	EUR	2,762,000	3,255,905
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	483,492

TOTAL DENMARK			7,005,039

Finland - 0.5%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	450,000	544,416
France - 5.9%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	400,000	505,227
Iliad SA:
0.625% 11/25/21 (Reg. S)	EUR	1,700,000	1,999,750
0.75% 2/11/24 (Reg. S)	EUR	900,000	1,055,867
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	1,015,395
2.125% 10/16/26 (Reg. S)	EUR	1,300,000	1,447,946
2.75% 4/13/23 (Reg. S)	EUR	700,000	822,192
Societe Generale 4.75% 11/24/25 (c)		200,000	222,089

TOTAL FRANCE			7,068,466

Germany - 3.2%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	505,641
Bayer AG 2.375% 4/2/75 (Reg. S) (d)	EUR	2,500,000	2,979,391
Deutsche Bank AG 0.75% 2/17/27 (Reg. S) (d)	EUR	300,000	349,888

TOTAL GERMANY			3,834,920

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (d)	EUR	250,000	276,526
Ireland - 3.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	174,867
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	1,000,000	1,191,369
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (d)	EUR	800,000	970,714
3.125% 9/19/27 (Reg. S) (d)	GBP	650,000	913,445
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		902,000	969,650
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	150,000	190,905

TOTAL IRELAND			4,410,950

Italy - 3.1%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	100,000	117,396
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	550,000	711,096
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	1,050,000	1,254,681
5.861% 6/19/32 (c)(d)		200,000	221,407
6.572% 1/14/22 (c)		1,350,000	1,407,319

TOTAL ITALY			3,711,899

Luxembourg - 3.4%
ADO Properties SA 1.875% 1/14/26 (Reg. S)	EUR	1,300,000	1,499,051
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	982,941
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	427,822
1.75% 3/12/29 (Reg. S)	EUR	600,000	727,111
2% 2/15/24 (Reg. S)	EUR	400,000	489,888

TOTAL LUXEMBOURG			4,126,813

Mexico - 2.4%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	515,278
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	352,360
6.5% 3/13/27		1,980,000	2,060,438

TOTAL MEXICO			2,928,076

Netherlands - 4.0%
CTP BV 0.625% 11/27/23 (Reg. S)	EUR	600,000	711,406
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		964,000	1,089,079
5.75% 8/15/50 (Reg. S) (d)		1,050,000	1,173,375
easyJet FinCo BV 1.875% 3/3/28 (Reg. S)	EUR	170,000	196,416
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	390,000	455,066
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	450,000	517,161
Wizz Air Finance Co. 1.35% 1/19/24 (Reg. S)	EUR	550,000	654,415

TOTAL NETHERLANDS			4,796,918

Spain - 0.5%
Cellnex Finance Co. SA 0.75% 11/15/26 (Reg. S)	EUR	500,000	582,679
Sweden - 1.1%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,300,265
Switzerland - 2.5%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		250,000	271,956
6.5% 8/8/23 (Reg. S)		2,500,000	2,749,375

TOTAL SWITZERLAND			3,021,331

United Kingdom - 14.5%
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	500,000	601,370
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	850,000	1,169,307
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,571,970
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,370,000	1,991,645
3.75% 8/14/25 (Reg. S)	GBP	100,000	148,667
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,839,308
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	569,367
4.5% 7/10/27 (Reg. S)	GBP	520,000	758,551
Nationwide Building Society 3.622% 4/26/23 (c)(d)		355,000	366,173
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,390,000	1,901,959
Royal Bank of Scotland Group PLC 3.622% 8/14/30 (Reg. S) (d)	GBP	250,000	366,947
Sage Group PLC 1.625% 2/25/31 (Reg. S)	GBP	100,000	133,503
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,300,000	2,383,375
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	350,000	514,636
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		350,000	327,250
Virgin Money UK PLC:
3.125% 6/22/25 (Reg. S) (d)	GBP	295,000	423,312
5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	604,672
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	350,000	423,936
6.25% 10/3/78 (Reg. S) (d)		200,000	220,500

TOTAL UNITED KINGDOM			17,316,448

United States of America - 1.9%
BAT Capital Corp. 4.7% 4/2/27		109,000	122,695
Ford Motor Credit Co. LLC:
2.748% 6/14/24	GBP	500,000	695,331
4.535% 3/6/25	GBP	200,000	293,967
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	155,000	194,909
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	700,000	969,256

TOTAL UNITED STATES OF AMERICA			2,276,158

TOTAL NONCONVERTIBLE BONDS
(Cost $65,408,113)			67,372,655

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds:
2.5% 2/15/45 (f)		$64,000	$65,335
5% 5/15/37 (f)		50,000	70,205
			135,540
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $125,289)			135,540

Foreign Government and Government Agency Obligations - 6.3%
Germany - 3.2%
German Federal Republic 0% 5/15/35 (Reg. S)	EUR	$3,200,000	$3,782,622
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	1,220,000	1,506,521
United Kingdom - 1.8%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S) (f)	GBP	395,000	534,641
1.75% 9/7/37 (Reg. S) (f)	GBP	758,000	1,122,098
1.75% 1/22/49(Reg. S) (f)	GBP	245,000	366,594
3.25% 1/22/44	GBP	80,000	150,851
4.25% 12/7/46	GBP	20,000	44,632

TOTAL UNITED KINGDOM			2,218,816

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,605,574)			7,507,959

Preferred Securities - 27.1%
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		1,100,000	1,146,624
5.875% (c)(d)(e)		650,000	699,563

TOTAL AUSTRALIA			1,846,187

Canada - 1.0%
Bank of Nova Scotia:
4.65% (d)(e)		800,000	801,048
4.9% (d)(e)		350,000	372,096

TOTAL CANADA			1,173,144

Denmark - 0.1%
ORSTED A/S 1.5% 2/18/3021 (Reg. S) (d)	EUR	150,000	175,249
France - 3.4%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		550,000	598,125
Danone SA 1.75% (Reg. S) (d)(e)	EUR	1,200,000	1,437,144
EDF SA 5.25% (Reg. S) (d)(e)		1,700,000	1,785,000
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	221,780

TOTAL FRANCE			4,042,049

Germany - 1.4%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,400,000	1,670,511
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	591,721
Italy - 0.5%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	500,000	612,288
Luxembourg - 3.7%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,400,000	1,708,653
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	500,000	567,477
Eurofins Scientific SA 2.875% (Reg. S) (d)(e)	EUR	505,000	604,553
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,300,000	1,497,572

TOTAL LUXEMBOURG			4,378,255

Netherlands - 7.7%
AerCap Holdings NV 5.875% 10/10/79 (d)		1,050,000	1,080,140
AT Securities BV 5.25% (Reg. S) (d)(e)		250,000	262,813
Deutsche Annington Finance BV 4% (Reg. S) (d)(e)	EUR	300,000	360,816
Stichting AK Rabobank Certificaten 2.1878% (Reg. S) (d)(e)(g)	EUR	693,300	1,052,878
Telefonica Europe BV 2.625% (Reg. S) (d)(e)	EUR	900,000	1,076,539
Volkswagen International Finance NV:
2.5%(Reg. S) (d)(e)	EUR	1,395,000	1,663,367
2.7%(Reg. S) (d)(e)	EUR	2,100,000	2,536,550
3.875% (Reg. S) (d)(e)	EUR	900,000	1,152,730

TOTAL NETHERLANDS			9,185,833

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	499,265
Sweden - 2.1%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	1,500,000	1,811,822
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	650,000	762,255

TOTAL SWEDEN			2,574,077

Switzerland - 1.7%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		1,650,000	1,785,841
UBS Group AG 7% (Reg. S) (d)(e)		200,000	228,000

TOTAL SWITZERLAND			2,013,841

United Kingdom - 3.1%
Aviva PLC 6.125% (d)(e)	GBP	1,010,000	1,487,191
Barclays Bank PLC 7.625% 11/21/22		776,000	851,603
Barclays PLC 7.125% (d)(e)	GBP	200,000	310,191
HSBC Holdings PLC 6.375% (d)(e)		950,000	1,046,900

TOTAL UNITED KINGDOM			3,695,885

TOTAL PREFERRED SECURITIES
(Cost $31,278,458)			32,458,305
		Shares	Value

Money Market Funds - 7.6%
Fidelity Cash Central Fund 0.06% (h)
(Cost $9,077,125)		9,075,310	9,077,125

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly.	6/16/21	EUR 12,250,000	$150,839
TOTAL PURCHASED SWAPTIONS
(Cost $150,839)			150,839
TOTAL INVESTMENT IN SECURITIES - 97.5%
(Cost $113,645,398)			116,702,423
NET OTHER ASSETS (LIABILITIES) - 2.5%			2,973,301
NET ASSETS - 100%			$119,675,724

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	June 2021	$734,333	$(1,428)	$(1,428)
Eurex Euro-Bobl Contracts (Germany)	5	June 2021	792,042	290	290
Eurex Euro-Bund Contracts (Germany)	29	June 2021	5,824,942	(14,994)	(14,994)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	9	June 2021	2,174,608	(44,471)	(44,471)
TME 10 Year Canadian Note Contracts (Canada)	39	June 2021	4,306,541	(113,555)	(113,555)
TOTAL BOND INDEX CONTRACTS					(174,158)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	June 2021	261,875	(6,847)	(6,847)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	9	June 2021	1,986,539	(2,024)	(2,024)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	105	June 2021	12,956,836	(150,331)	(150,331)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	15	June 2021	2,318,906	(100,641)	(100,641)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	44	June 2021	6,322,250	(189,837)	(189,837)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	32	June 2021	5,799,000	(322,806)	(322,806)
TOTAL TREASURY CONTRACTS					(772,486)

TOTAL PURCHASED					(946,644)

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	20	June 2021	3,517,911	26,632	26,632
TOTAL FUTURES CONTRACTS					$(920,012)

The notional amount of futures purchased as a percentage of Net Assets is 36.3%

The notional amount of futures sold as a percentage of Net Assets is 2.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CAD	30,000	USD	23,860	Royal Bank Of Canada	4/1/21	$12
EUR	33,000	USD	38,731	Citibank, N.A.	4/1/21	(32)
CAD	86,000	USD	68,400	Royal Bank Of Canada	4/12/21	34
EUR	427,000	USD	515,785	Citibank, N.A.	4/12/21	(14,970)
EUR	111,000	USD	132,418	Citibank, N.A.	4/12/21	(2,230)
EUR	41,000	USD	48,285	JPMorgan Chase Bank, N.A.	4/12/21	(197)
EUR	80,000	USD	95,257	Royal Bank Of Canada	4/12/21	(1,427)
EUR	121,000	USD	143,599	State Street Bank And Trust Co	4/12/21	(1,682)
GBP	2,533,000	USD	3,530,075	JPMorgan Chase Bank, N.A.	4/12/21	(37,998)
GBP	446,000	USD	614,482	JPMorgan Chase Bank, N.A.	4/12/21	388
GBP	230,000	USD	321,513	State Street Bank And Trust Co	4/12/21	(4,428)
USD	57,116	AUD	73,000	Citibank, N.A.	4/12/21	1,666
USD	32,065	CAD	40,000	Citibank, N.A.	4/12/21	235
USD	45,205	CAD	57,000	Goldman Sachs Bank USA	4/12/21	(153)
USD	56,832	CAD	72,000	Goldman Sachs Bank USA	4/12/21	(462)
USD	83,448	EUR	70,000	BNP Paribas S.A.	4/12/21	1,348
USD	86,902	EUR	73,000	BNP Paribas S.A.	4/12/21	1,283
USD	76,205	EUR	64,000	BNP Paribas S.A.	4/12/21	1,141
USD	659,259	EUR	552,000	BNP Paribas S.A.	4/12/21	11,835
USD	21,215	EUR	18,000	BNP Paribas S.A.	4/12/21	103
USD	73,879	EUR	63,000	BNP Paribas S.A.	4/12/21	(12)
USD	21,109,751	EUR	17,460,000	Citibank, N.A.	4/12/21	631,435
USD	31,696	EUR	27,000	Citibank, N.A.	4/12/21	29
USD	61,379	EUR	51,000	JPMorgan Chase Bank, N.A.	4/12/21	1,563
USD	64,249	EUR	54,000	JPMorgan Chase Bank, N.A.	4/12/21	914
USD	219,378	EUR	182,000	State Street Bank And Trust Co	4/12/21	5,916
USD	24,916	EUR	21,000	State Street Bank And Trust Co	4/12/21	285
USD	81,145	EUR	68,000	State Street Bank And Trust Co	4/12/21	1,390
USD	145,106	EUR	123,000	State Street Bank And Trust Co	4/12/21	843
USD	1,750,412	GBP	1,256,000	Brown Brothers Harriman & Co.	4/12/21	18,849
USD	87,086	GBP	63,000	Goldman Sachs Bank USA	4/12/21	232
USD	21,859,735	GBP	15,647,000	JPMorgan Chase Bank, N.A.	4/12/21	288,270
USD	66,543	GBP	48,000	JPMorgan Chase Bank, N.A.	4/12/21	369
USD	1,384,871	GBP	1,004,000	JPMorgan Chase Bank, N.A.	4/12/21	724
USD	959,450	GBP	692,000	State Street Bank And Trust Co	4/12/21	5,437
USD	36,700,000	EUR	30,248,532	JPMorgan Chase Bank, N.A.	4/22/21	1,215,033
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,125,743
					Unrealized Appreciation	2,189,334
					Unrealized Depreciation	(63,591)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(57,642)	$40,156	$(17,486)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas S.A.	(1%)	Quarterly	EUR 400,000	(11,701)	10,513	(1,188)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas S.A.	(1%)	Quarterly	EUR 600,000	(17,552)	15,708	(1,844)
BMW Finance NV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(35,283)	32,041	(3,242)
Barclays PLC	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,000,000	(26,508)	26,760	252
Daimler AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(28,225)	25,008	(3,217)
Deutsche Bank AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(1,235)	2,153	918
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas S.A.	(1%)	Quarterly	EUR 1,250,000	(15,636)	9,297	(6,339)
Sanpaolo SpA	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,000,000	(21,731)	19,778	(1,953)
Shell International Finance BV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 950,000	(33,645)	34,417	772
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(8,246)	4,808	(3,438)

TOTAL CREDIT DEFAULT SWAPS						$(257,404)	$220,639	$(36,765)

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,332,230 or 6.1% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $878,286.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,429
Total	$1,429

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.